UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2018

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-35015	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

ITEM 5.03                                  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2018, the shareholders of ACNB Corporation (the “Corporation”) approved and adopted amendments to the Amended and Restated Articles of Incorporation (“Articles of Incorporation”) removing and deleting Articles 10 and 11 and amendments to the Amended and Restated Bylaws (“Bylaws”) adding new Article II, Sections 204 and 205, and an amendment to Article II, Section 204, and thereafter renumbering it Section 206. The amendments became effective upon filing of Articles of Amendment with the Pennsylvania Department of State on May 3, 2018.

In addition, on May 3, 2018, and simultaneously with the effectiveness of the amendments discussed above, certain amendments, as approved by the Board of Directors, to the Bylaws of the Corporation as described below became effective:

1.              Article I, Section 105, regarding the shareholders fixing the number of Directors to be elected in each class of Directors, was removed and deleted.

2.              Article II, Sections 205 through 211 were renumbered Sections 207 through 213 due to the addition of new Article II, Sections 204 and 205, and the renumbering of Article II, Section 204 as Section 206.

3.              Article II, Section 214 was added to permit the Board of Directors to declare vacant the office of a Director who has been judicially declared of unsound mind, was convicted of an offense punishable by imprisonment for more than one (1) year or any other proper purpose, or does not accept his selection as a Director within sixty (60) days.

4.              Article II, Section 215 was added which allows, upon application of a shareholder or Director, a court to remove any Director from office in case of fraudulent or dishonest acts, or gross abuse of authority or discretion with reference to the Corporation, or for any other proper cause, and may bar from office a person so removed for a period as prescribed by the court.

5.              Article II, Section 216 was added to confirm the validity of acts of the Board of Directors done while a Director has been suspended or removed for cause which such suspension or removal is later rescinded by shareholders, the Board of Directors, or a court.

The foregoing descriptions of the Articles of Incorporation and Bylaws do not purport to be complete, and are qualified in their entirety by reference to the full text of the Articles of Incorporation and the Bylaws, which are attached as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated in this Item 5.03 by reference.

ITEM 9.01                                  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	ACNB Corporation Amended and Restated Articles of Incorporation.
3.2	ACNB Corporation Amended and Restated Bylaws.

EXHIBIT INDEX

EXHIBIT NO.

3.1	ACNB Corporation Amended and Restated Articles of Incorporation.
3.2	ACNB Corporation Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: May 7, 2018	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President/
Secretary & Chief Governance Officer